Exhibit 99.77(q)(1)

ITEM 77Q-1 – Exhibits

(a)(1)	Articles of Amendment effective May 1, 2016 (name change from Voya Global Value Advantage Portfolio to Voya Global Equity Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 83 to the Registrant’s Form N-1A Registration Statement on April 28, 2016 and incorporated herein by reference.